UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                 )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gaming and Leisure Properties, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(a) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903                Gaming and Leisure Properties, Inc. Important Notice Regarding the Availability of Proxy Materials Shareholders Meeting to be held on June 15, 2023 For Shareholders of record as of April 11, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/GLPI. To digit vote control your number proxy while in the visiting box below. this site, you will need the 12 Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.                For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/GLPI Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 05, 2023. To order paper materials, use one of the following methods.                INTERNET TELEPHONE * E-MAIL    www.investorelections.com/GLPI (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank    e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR    other inquiries should be included with your e-mail    requesting material.    Gaming and Leisure Properties, Inc. Meeting Type: Annual Meeting of Shareholders    Date: Thursday, June 15, 2023    Time: 10:00 AM, Local Time    Place: Virtually at www.proxydocs.com/GLPI with pre-registration required and at    the Four Seasons Hotel, One North 19th St., Philadelphia, PA 19103    You must register to attend the meeting online and/or participate at www.proxydocs.com/GLPI    SEE REVERSE FOR FULL AGENDA

Gaming and Leisure Properties, Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR REGARDING PROPOSAL 4 PROPOSAL 1. To elect Peter M. Carlino, JoAnne A. Epps, Carol (“Lili”) Lynton, Joseph W. Marshall, III, James B. Perry, Barry F. Schwartz, Earl C. Shanks and E. Scott Urdang as directors to hold office until the Company’s 2024 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. 1.01 Peter M. Carlino 1.02 JoAnne A. Epps 1.03 Carol (“Lili”) Lynton 1.04 Joseph W. Marshal, III 1.05 James B. Perry 1.06 Barry F. Schwartz 1.07 Earl C. Shanks 1.08 E. Scott Urdang 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year. 3. To approve, on a non-binding advisory basis, the Company’s executive compensation. 4. To approve, on a non-binding advisory basis, the frequency of future advisory votes to approve the Company’s executive compensation. 5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.